                                         EXHIBIT 10.67





































                                                18
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            EQUIPMENT FINANCING AGREEMENT

                      between

   STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
               NATIONAL ASSOCIATION,
  Not In Its Individual Capacity But Solely as Trustee under the Trust Agreement dated as of September 30, 1999, as Obligee

                        and

     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED,
                    as Obligor

          Dated as of September 30, 1999


TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES
CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE,
NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED
THROUGH THE TRANSFER AND POSSESSION OF ANY
COUNTERPART OTHER THAN COUNTERPART NO. 1.

COUNTERPART NO. _____ OF _____ SERIALLY NUMBERED
MANUALLY EXECUTED COUNTERPARTS.

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
               EQUIPMENT FINANCING AGREEMENT

     EQUIPMENT FINANCING AGREEMENT dated as of September
30 1999 (herein, as amended, supplemented and otherwise modified from time to time, called "this Equipment Agreement"), between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
NATIONAL ASSOCIATION, a national banking association not in its individual capacity, but solely as trustee under a Trust Agreement (the "Trust Agreement"), dated as of September 30, 1999 (together with its successors and assigns, "Obligee") and HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (together with its successors and assigns, "Obligor").

     In consideration of the mutual covenants and agreements set forth herein and in the Participation Agreement dated as of September 30, 1999 (the "Participation Agreement") among Obligee, Obligor, BTM Capital Corporation, Bank of Tokyo-Mitsubishi Trust Company, Four Winds Funding Corporation and Commerzbank Aktiengesellschaft,
New York Branch, the parties hereto agree as follows:

1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have meanings set forth or referred to in Appendix A to the Participation Agreement which Appendix A also contains the rules of usage that shall apply hereto.

2. Agreement for Financing of Equipment. Subject to, and upon all of the terms and conditions of this Equipment Agreement, Obligee hereby agrees to finance for Obligor and Obligor hereby agrees to finance Obligee each Item of Equipment for the Term with respect to such Item. So long as no Equipment Agreement Event of Default has occurred and is continuing hereunder, Obligee agrees that it shall not interfere with Obligor's quiet enjoyment and use of any Item of Equipment financed hereunder during the Term thereof.

3. Conditions Precedent. Obligee shall have no obligation to finance any Item of Equipment to Obligor unless each of the conditions set forth in Section 3.1 of the Participation Agreement are fulfilled to the satisfaction of Obligee.

4. Delivery, Acceptance and Leasing of Equipment. Obligee shall not be liable to Obligor for any failure or delay in obtaining any Item of Equipment or making delivery thereof. Forthwith upon delivery of each Item of Equipment to Obligor, Obligor will inspect such Item, and unless Obligor gives Obligee prompt written notice of any defect in or other proper objection to such Item, Obligor shall, promptly upon completion of such inspection, execute and deliver to Obligee an Equipment Agreement Supplement for such Item, dated the Acceptance
Date of such Item. The execution by Obligee and Obligor of an Equipment Agreement Supplement for an Item of Equipment shall
(a) evidence that such Item is leased under, and is subject to all of the terms, provisions and conditions of, this Equipment Agreement, and (b) constitute Obligor's unconditional and irrevocable acceptance of such Item for all purposes of this Equipment Agreement. An Item of Equipment shall be conclusively deemed to relate to the particular Related Exhibit A now or hereafter attached hereto and made a part hereof that is so identified on the Related Equipment Agreement Supplement of such Item.
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

5. Term. The Interim Term (if any) for each Item of Equipment shall commence on the Acceptance Date thereof, and, unless sooner terminated pursuant to the provisions hereof, shall end on the date immediately prior to the Basic Term Commencement Date therefor.
The Basic Term for each Item of Equipment shall commence on the Basic Term Commencement Date thereof and, unless this Equipment Agreement is sooner terminated with respect to such Item (or all Equipment) pursuant to the provisions hereof, shall end on the last day of such Basic Term. If not sooner terminated pursuant to the provisions hereof, the Term for each Item of Equipment shall end on the last day of the Basic Term thereof, or if this Equipment Agreement is renewed with respect to such Item of Equipment pursuant to Section 25.1 hereof, on the last day of the last Renewal Term thereof.

6. Return of Equipment.

6.1 Redelivery. Upon the expiration or earlier termination of the Term with respect to each Item of Equipment (unless Obligor has exercised its transfer option with respect thereto pursuant to Section 25.2 hereof or a third party sale thereof acceptable to Obligee is consummated on the Termination Date with respect thereto pursuant to Section 25.3 hereof), Obligor will, at its expense, dismantle, surrender and deliver possession of each Item of Equipment to Obligee at the Redelivery Location with a certificate executed by a Responsible Officer of Obligor certifying that the Item of Equipment is in the condition required hereunder, a copy of an inventory list for each Item, proof of payment by Obligor to the Person from whom Obligor acquired such Item of Equipment in the form of a canceled check or wire transfer confirmation, all then current plans, specifications and operating, maintenance, and repair manuals and logs relating to each Item that have been prepared or received by Obligor, and with respect to any Item of Equipment which qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, a statement or certificate that has been signed by an authorized representative of the manufacturer attesting to such condition. At the time of such return to Obligee, each Item of Equipment (and each part or component thereof) shall (a) meet the original design specifications and operating standards of such Item, (b) be in as good operating condition, state of repair and appearance as when delivered to Obligor hereunder, ordinary wear and tear excepted, and in the condition required by Section 11 hereof, (c) have no missing or damaged components such that its value, utility or remaining useful life will be reduced, (d) comply with all laws and rules referred to in Section 11 hereof, (e) have attached or affixed thereto any addition, modification or improvement considered an accession thereto as provided in Section 12 hereof and (f) have had removed therefrom in a workmanlike manner,
(i) at Obligor's option, any addition, modification or improvement which, as provided in Section 12 hereof, is owned by Obligor, and (ii) any insignia or marking permitted pursuant to Section 13 hereof, and
(g) be free and clear of all Liens, other than a Lien granted or placed thereon by Obligee, Lender, or any Assignee pursuant to Section 14.2 hereof. With respect to any Item of Equipment which has an hour meter or similar device affixed to or relating to such Equipment, Obligor must provide evidence of the total operating hours on such Item at redelivery, as evidenced by such meter or similar device. The total operating hours for each such Item of Equipment in excess of 3000 hours per year shall be billed to Obligor at a rate set by Obligee (which rate shall be reasonable in all the circumstances). All operating licenses and agreements pertinent to operation of each Item of Equipment, whether or not included in the original Agreement (other than non-transferable licenses to use software), that are capable of being

                       -2-
transferred, shall be fully transferable upon the expiration of the Term to Obligee or its designee. Obligor shall transfer any such transferable license or agreement upon return of the Item of Equipment at Obligor's cost and expense. Each Item of Equipment that qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy must be properly deinstalled in a manner consistent with such policy and in such a way that the Item remains eligible for or subject to such policy, as appropriate, and Obligee shall provide or shall cause a representative of the manufacturer of such Item a certificate certifying that each Item of Equipment was deinstalled in a manner consistent with such policy and remains eligible for or subject to such policy, as appropriate. Upon deinstallation each Item of Equipment shall be secured properly for air or overland transport. Each Item of Equipment originally delivered to Obligor, secured for shock proof and minimum vibration travel or delivered via air ride van shall be redelivered in a similar manner, and each other Item of Equipment shall be delivered in the manner in which it was delivered to Obligor or such other manner as is customary for such Item of Equipment. Obligor shall pay for any repairs necessary to restore any Item of Equipment to the condition required by this Section 6.1. The term "ordinary wear and tear" as used herein shall not be construed as permitting any material broken, damaged or missing items or components of any Item of Equipment.
Upon redelivery, Obligor shall provide any additional documentation reasonably requested by Obligee, at Obligee's cost, relating to the redelivery of or Obligee's interest in each Item of Equipment.

6.2 Storage. For the purpose of delivering possession of any Item of Equipment to Obligee as above required, Obligor shall at its own cost, expense and risk cause each such Item of Equipment to be insured in accordance with Section 17 hereof and stored at the Redelivery
Location identified therefor by Obligee at the risk of Obligor without charge to Obligee or any Assignee for insurance, rent or storage until all such Items of Equipment have been sold, leased or otherwise disposed of by Obligee; provided however, Obligor's obligations under this
Section 6.2 shall terminate with respect to each Item of Equipment on the 90th day after delivery of such Item to the Redelivery Location in the condition required by Section 6.1 hereof.

6.3 Holdover Equipment Payment. Each Item of Equipment shall be deemed redelivered upon satisfaction of the obligations and conditions set forth in Section 6.1 hereof. Until each such Item of Equipment has been returned to Obligee in the condition and as otherwise provided in this Section 6, Obligor shall continue to pay Obligee, on the same dates on which an Equipment Payment for such Item was payable during the Term thereof 125% of the Equipment Payment for such Item that was payable on the last Payment Date of the Term thereof; provided, that during such holdover period, Obligor shall use its best efforts to secure the return of the Equipment as required under this Section 6. The provision for payment pursuant to this Section 6 shall not abrogate Obligee's right under this Section 6 to have such Equipment returned to it hereunder.

6.4 Specific Performance. The provisions of this Section 6 are of the essence of this Equipment Agreement, and upon application to any court of equity having jurisdiction in the premises, Obligee shall be entitled to a decree against Obligor requiring specific performance of the covenants of Obligor set forth in this Section 6.

                       -3-
                                                22
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7. Payments.

7.1 Interim Equipment Payment. Obligor hereby agrees to pay Obligee an Equipment Payment for each Item of Equipment on each Payment
Date during the Interim Term therefor, in an amount equal to the sum of
(a) the Debt Amortization Payment due on such Payment Date for such Item (b) an amount calculated by multiplying the Outstanding Debt
Amount for such Item immediately prior to such payment by the Applicable Debt Rate and (c) an amount calculated by multiplying the Equity Component for such Item by the Equity Rate and in the case of clauses (b) and (c) for the number of days elapsed since the immediately preceding Payment Date, or in the case of the first payment of an Equipment Payment during the Interim Term, the Acceptance Date thereof.

7.2 Basic Equipment Payment. Obligor hereby agrees to pay Obligee an Equipment Payment for each Item of Equipment on each Payment
Date during the Basic Term therefor, in an amount equal to the sum of
(a) the Debt Amortization Payment due on such Payment Date for such Item (b) an amount calculated by multiplying the Outstanding Debt Amount immediately prior to such payment by the Applicable Debt
Rate and (c) an amount calculated by multiplying the Equity
Component for such Item by the Equity Rate and in the case of clauses
(b) and (c) for the number of days elapsed since the immediately preceding Payment Date, or in the case of the first payment of an Equipment Payment during the Basic Term, the Basic Term
Commencement Date thereof.

7.3 Commitment Fee. Obligor hereby agrees to pay Obligee a commitment fee ("Commitment Fee") during each Commitment Period, which fee shall be computed at the Commitment Fee Rate on a per annum basis on the average daily amount of the Obligee Available Commitment. Such Commitment Fee shall be payable quarterly in arrears on each Payment Date during such Commitment Period and on the last of such Commitment Period.

7.4 Supplemental Payments. Obligor also agrees to pay to Obligee, or to whoever shall be entitled thereto as expressly provided herein, all Supplemental Payments, promptly as the same shall become due and owing, and in the event of any failure on the part of Obligor so to pay any such Supplemental Payment hereunder Obligee shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Equipment Payments.

7.5 Method of Payment. All payments of Equipment Payments and Supplemental Payments required to be made by Obligor to Obligee (or, in the case of Supplemental Payments, any other Person entitled thereto) shall be made in immediately available funds. In the event of any assignment to an Assignee pursuant to Section 14.2 hereof, all payments which are assigned to such Assignee, whether Equipment Payments, Supplemental Payments or otherwise, shall be paid in such manner as shall be designated by Obligee or such Assignee. Subject to the security assignment and the obligations of Obligor with respect thereto in
Section 7 of the Participation Agreement, all payments of Equipment Payments required to be made by Obligor to Obligee hereunder shall be paid at the address or bank account as Obligee may hereafter designate in writing to Obligor. Time is of the essence in connection with the payment of Equipment Payments, and Supplemental Payments.

                         -4-

7.6 Applicable Debt Rate.   So long as no Equipment Agreement Event
of Default has occurred and is continuing and Commercial Paper Rates are available to Obligee and acceptable to Obligor for the financing or refinancing of the entire Unamortized Debt Balance of an Item of Equipment, the Applicable Debt Rate for such Unamortized Debt
Balance shall be the Commercial Paper Rate then in effect for the Related Note. If an Equipment Agreement Event of Default has occurred and is continuing or Commercial Paper Rates are not available to Obligee and acceptable to Obligor or the Lender sells a participation interest or ownership interest in the Related Note in accordance with the Liquidity Facility, the Applicable Debt Rate for each Item of Equipment shall be the LIBOR Rate then in effect for the Related Note; provided however, upon the occurrence of any Illegality Event, the Applicable
Rate will be the Alternate Rate as of the date interest on the Related Note commences to accrue at the Applicable Rate in accordance with
Section 5.5.9 of the Participation Agreement. At least three (3) Business Days before each Payment Date, Obligee or its designee shall advise Obligor of the total amount due on such Payment Date. Except as may otherwise be provided herein, no Equipment Payments or portion thereof may be prepaid.

7.7 Additional Costs; Illegality. Obligor does hereby assume liability for, and does hereby agree to indemnify, protect, save, defend and hold harmless Obligee from and against obligations, fees, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses, including reasonable legal expenses, of every kind and nature whatsoever, imposed on, incurred by, or asserted against Obligee which in any way arises out of Obligee's obligations to pay increased costs pursuant to Section 5.5.8 of the Participation Agreement and Obligee's obligation to compensate Lender in accordance with the last sentence of Section 5.5.9 of the Participation Agreement. Obligee shall provide to Obligor a copy of any certificate provided to Obligee in accordance with Section 5.5.8 or 5.5.9 of the Participation Agreement.

8. Net Financing Agreement. This Equipment Agreement is a net financing agreement. Obligor acknowledges and agrees that its obligations hereunder, including, without limitation, its obligations to pay Equipment Payments and all Supplemental Payments payable hereunder, shall be unconditional and irrevocable under any and all circumstances, shall not be subject to cancellation, termination, modification or repudiation by Obligor, and shall be paid and performed by Obligor without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, any abatement, reduction, diminution, setoff, defense, counterclaim, withholding or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Obligor may have against Obligee, Owner Participant, Trust Company, any Assignee, Lender, any Liquidity Provider, any manufacturer or supplier of any Item of Equipment or any part thereof, or any other Person for any reason whatsoever, or any defect in any Item of Equipment or any part thereof, or the condition, design, operation or fitness for use thereof, any damage to, or any loss or destruction of, any Item of Equipment or any part thereof, or any Liens or rights of others with respect to any Item of Equipment or any part thereof, or any prohibition or interruption of or other restriction against Obligor's use, operation, possession, maintenance, insurance, improvement or return of the Equipment or any Item thereof, for any reason whatsoever, or any interference with such use, operation or possession by any Person or entity, or any default by Obligee in the performance of any of its obligations herein contained, or any other

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                                                24
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indebtedness or liability, howsoever and whenever arising, of Obligee,
Trust Company or of any Assignee, or of Obligor to any other Person, or by reason of insolvency, bankruptcy or similar proceedings by or against Obligee, Trust Company, any Assignee or Obligor, or for any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that all Equipment Payments and Supplemental Payments payable by Obligor hereunder shall continue to be payable in all events and in the manner and at the times herein provided, without notice or demand, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Equipment Agreement.

9. Grant of Security Interest; Equipment to be and Remain Personal Property. This Equipment Agreement is a financing agreement intended as security. Obligor hereby grants, bargains, assigns, transfers, conveys and pledges to Obligee a security interest in and Lien upon the
Equipment, this Equipment Agreement, each Subsidiary Equipment
Agreement and Security Document and all proceeds thereof as collateral security for the payment and performance by Obligor of Obligor's
obligations as Obligor under the Operative Documents.   For each Item
of Equipment located in the United States, France, Germany or England, Obligor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Obligee from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements, powers of attorney, notes, reports and other assurances or instruments and take such further actions which are appropriate or advisable to perfect, preserve or protect Obligee's security interest granted hereunder or which Obligee deems necessary or advisable in order to obtain the full benefits of the Liens created or intended to be created hereunder, and will take such other actions reasonably requested by Obligee to effectuate the intent of the Operative Documents. Obligor will pay all applicable filing fees and related expenses. It is the intention and understanding of both Obligee and Obligor, and Obligor shall take all such actions as may be required to assure, that the Equipment shall be and at all times remain personal property, notwithstanding the manner in which the Equipment may be attached or affixed to realty. Obligor shall obtain and record such instruments and take such steps as may be necessary to prevent any Person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property.

10. Use of Equipment; Compliance with Laws. Obligor agrees that each Item of Equipment will be used and operated solely in the conduct of its business or that of its Subsidiaries in the manner for which it was intended, in accordance with the license or certificate, if any, provided by the manufacturer thereof and in compliance with any and all insurance policy terms, conditions and provisions and with all statutes, laws, ordinances, rules and regulations of any federal, national, state or local governmental body, agency or authority applicable to the use and operation of the Equipment, including, without limitation, environmental, noise and pollution laws (including notifications and reports). Obligor shall procure and maintain in effect all licenses, registrations, certificates, permits, approvals and consents required by federal, national, state or local laws or by any governmental body, agency or authority in connection with the ownership, delivery, installation, use and operation of each Item of Equipment, including, without limitation, those required by environmental, noise and pollution laws (including notifications and reports) and including, in the case of any Item subject to titling and registration laws, all titles, registrations, registration plates, permits, licenses, and

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                                                25
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all renewals thereof.  Other than as expressly set forth in the following sentence, no Item of Equipment shall be used or located at a location other than that identified therefor on the Related Equipment Agreement Supplement and in no event shall any Item of Equipment be used or located outside of the United States, England, Wales, France,
Switzerland, Germany, Hungary, Austria, Belgium, Denmark, Sweden or the Netherlands; provided, however, Items of Equipment, the aggregate of the Acquisition Costs for which does not exceed
$1,500,000 may, subject to the prior written consent of the Obligee, LC Issuer, Lender and each Liquidity Provider, be located in Mexico.
Obligor shall use reasonable precautions to prevent loss or damage to each Item of Equipment from fire and other hazards. Obligor shall not permit any Item of Equipment to be used in any unlawful trade or in any manner that would violate any law that would expose such Item of Equipment to penalty, forfeiture or capture.

11. Maintenance and Repair of Equipment. Obligor agrees, at its own cost and expense, to keep, repair, maintain, service and preserve the Equipment in good repair, operating and serviceable condition and shall keep the Equipment in order and condition equal to or better than other equipment of the same type owned by Obligor, and in compliance with all requirements of law applicable to the maintenance and condition of the Equipment, including, without limitation, environmental, noise and pollution laws and regulations (including notifications and reports) of any legislative, executive, administrative or judicial body exercising any power or jurisdiction over the Equipment, to the extent that such laws and rules affect the title, operation, maintenance or use of the Equipment, and in the event that such laws or rules require any alteration, replacement or addition of or to any part on any Equipment, Obligor will conform therewith at its own expense. With respect to any Item of Equipment which qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, such maintenance or repair will be only performed in a manner consistent with such policy. Obligor agrees to prepare and deliver to Obligee and any Assignee within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of Obligee and any Assignee) any and all reports (other than income tax returns) to be filed by Obligee or any Assignee with any federal, national, state or other regulatory authority by reason of the ownership by Obligee or any Assignee of the Items of Equipment or the leasing thereof to Obligor. Obligor agrees to maintain all records, logs and other materials required by any Governmental Entity having jurisdiction over the Items of Equipment or Obligor, to be maintained in respect of each Item of Equipment. Obligor hereby waives any right now or hereafter conferred by law to make repairs on the Equipment at the expense of Obligee.

12. Alterations; Modifications; Replacements. In case any Item of Equipment (or any equipment, part or appliance therein) is required to be altered, added to, replaced or modified in order to comply with any laws, regulations, requirements or rules ("Required Alteration") pursuant to Sections 10 or 11 hereof, Obligor agrees to make such Required Alteration at its own expense and the same shall, without further act, immediately be and become the property of, and title shall vest in, Obligee free and clear of all Liens other than Liens granted or placed thereon by Obligee or any Assignee pursuant to Section 14.2 hereof and subject to the terms of this Equipment Agreement. Obligor may make any optional alteration to any Item of Equipment ("Optional Alteration") provided such Optional Alteration does not impair the value, use or remaining useful life of such Item of Equipment. In the event such Optional Alteration is readily removable without impairing the value, use or remaining useful life of the Item of Equipment,

                         -7-
and is not a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the Acceptance Date therefor or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, any such Optional Alteration shall be and remain the property of Obligor. To the extent such Optional Alteration is not readily removable without impairing the value, use or remaining useful life of the Item of Equipment to which such Optional Alteration has been made, or is a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the Acceptance Date therefor or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, the same shall, without further act, immediately be and become the property of, and title shall vest in, Obligee free and clear of all Liens other than Liens granted or placed thereon by Obligee or any Assignee pursuant to Section 14.2 hereof and subject to the terms of this Equipment Agreement. Any parts installed or replacements made by Obligor upon any Item of Equipment pursuant to its obligation to maintain and keep the Equipment in good and serviceable operating condition and repair under Section 11 hereof shall be considered accessions to such Item of Equipment and title thereto or security interest therein shall be immediately vested in Obligee. Except as required or permitted by the provisions of this Section 12, Obligor shall not modify an Item of Equipment without the prior written authority and approval of Obligee. Subject to the prior written consent of Obligee, LC Issuer and Lender (which consent shall be at the sole and absolute discretion of each of Obligee, LC Issuer and Lender) and on terms acceptable to such Persons, Obligor may replace an Item of Equipment with other equipment.

13. Identification Marks; Inspection. Obligor shall use commercially reasonable efforts to keep and maintain, plainly, distinctly and conspicuously marked on each Item, the words "Financed by State
Street Bank and Trust Company of Connecticut, National Association, Trustee, as owner trustee, subject to a security interest in favor of Commerzbank AG, New York Branch as Security Trustee" or other appropriate words designated by Obligee, with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Obligee's and any Assignee's interests in such Item and the rights of Obligee and of any Assignee unless the size or characteristics of such Item would make such obligation unduly burdensome or commercially impracticable. Obligor shall not allow the name of any Person, to be placed upon any Item of Equipment as a designation that might be interpreted as indicating a claim of ownership thereto or a security interest therein by any Person other than Obligee or any Assignee. Upon the request of Obligee, Obligor shall (i) make the Equipment and Obligor's books, records and accounts available to Obligee, Assignee or any of their designees for inspection and, for the purpose of inspecting any Items of Equipment for which Obligor's end of term transfer option set forth in Section 25.2 has expired, such inspection may include, the use of photographic and video equipment and (ii) make a good faith effort to discuss with Obligee or its designees from time to time as Obligee or its designees deem reasonably necessary the Obligor's affairs, finances and accounts. If Obligor does not elect to renew this Equipment Agreement and does not elect to acquire rights and interests in the Equipment in accordance with the provisions and deadlines contained herein, Obligor shall, at any time prior to thirty (30) days prior to the Termination Date, permit Obligee or any designee thereof to inspect each Item of Equipment in

                      -8-
full operation. The location for the inspection or demonstration of any Item of Equipment shall be the location designated for such Item on the Related Equipment Agreement Supplement; provided, however, if at the time of Obligee's or Assignee's request an Equipment Agreement Event of Default has occurred and is continuing, Obligor shall make the Equipment available to Obligee or Assignee for inspection at a location in the United States or Europe reasonably determined by Obligee.

14. Assignment and Leasing.

14.1 By Obligor.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS
SECTION 14.1, OBLIGOR WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT
OF OBLIGEE, LEASE ANY ITEM OF EQUIPMENT, OR ASSIGN, TRANSFER OR
ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER.
ANY ATTEMPTED LEASE IN VIOLATION HEREOF AND ANY ASSIGNMENT,
TRANSFER OR ENCUMBERING BY OBLIGOR OF ITS RIGHTS, INTERESTS OR
OBLIGATIONS HEREUNDER SHALL BE NULL AND VOID. Obligor may, without Obligee's consent, lease any Item of Equipment to Subsidiaries of Obligor in the ordinary course of business. Any such lease or financing agreement (together will all amendments, modifications and supplements thereto, a "Subsidiary Equipment
Agreement") shall be, and shall expressly state that it is, subject and subordinate in all respects to this Equipment Agreement and the rights of Obligee (and any Assignee) hereunder including Obligee's right to possession of the Equipment upon an Equipment Agreement Event of Default, shall prohibit subleasing, shall not have a term that may exceed the remaining portion of the Term of such Item of Equipment, and shall be secured by a first priority security interest granted by such Subsidiary in favor of Obligor, which security interest shall be a perfected security interest for all Equipment located in the United States. Obligor shall promptly deliver to Security Trustee the original counterpart of each Subsidiary Equipment Agreement and shall provide prompt notice to Obligee (including the name and address of the lessee) of any lease or sublease to or financing agreement with a third party having a term coterminous with the then current Term of the Items of Equipment subject to such lease, sublease or financing agreement. Obligor shall deliver a certified schedule of all leases, subleases and financing agreements to Obligee by March 31 and September 30 of each year during the Term that were in effect at any time during the preceding calendar year and otherwise at Obligee's reasonable request. No such leasing by Obligor will reduce any of the obligations of Obligor hereunder or the rights of Obligee (and any Assignee) hereunder, and all of the obligations of Obligor hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

14.2 By Obligee. Obligee may sell, assign, transfer or grant a security interest in all or any part of Obligee's rights, obligations, title or interest in, to and under the Trust Estate, the Equipment or any Item(s) thereof, this Equipment Agreement, any Equipment Agreement Supplement and/or any Equipment Payment and Supplemental Payments payable under this Equipment Agreement or any Equipment Agreement
Supplement without Obligor's consent. Any entity to whom any such sale, assignment, transfer or grant of security interest is made is herein called an "Assignee" and any such sale, assignment, transfer or grant of security interest is herein called an "assignment". An Assignee may re-assign and/or grant a security interest in any of such rights, obligations, title or interest assigned to such Assignee without Obligor's consent.

                            -9-

Obligor agrees to execute related acknowledgments and other documents that may be reasonably requested by Obligee or an Assignee. Each Assignee shall have and may enforce all of the rights and benefits of Obligee hereunder with respect to the Item(s) of Equipment and related Equipment Agreement Supplement(s) covered by the assignment, including, without limitation, the provisions of Section 8 hereof. Each such assignment shall be subject to Obligor's rights hereunder so long as no Equipment Agreement Event of Default has occurred and is continuing. Obligor shall be under no obligation to any Assignee except upon written notice of such assignment from Obligee or, in the case of a reassignment, from the Assignee. Upon written notice to Obligor of an assignment in accordance with this Section 14.2, Obligor agrees to pay the Equipment Payments and Supplemental
Payments with respect to the Item(s) of Equipment covered by such assignment to such Assignee in accordance with the instructions specified in such notice without any abatement, defense, setoff, counterclaim or recoupment whatsoever, and to otherwise comply with all notices, directions and demands which may be given by Obligee or such Assignee with respect to such Item(s), in accordance with the provisions of this Equipment Agreement. Notwithstanding any such assignment, all obligations of Obligee to Obligor under this Equipment Agreement shall be and remain enforceable by Obligor against Obligee and any Assignee to whom an assignment has been made.

14.3. Registration. This Equipment Agreement is a registered instrument. Obligee will establish and maintain registration books in which it will register, and register any assignment effected in compliance with Section 14 hereof of, each of Obligee's and Obligor's interest in this Equipment Agreement or any portion thereof and which identifies each registered holder of any interest in this Equipment Agreement or any portion thereof. No transfer by Obligee or Obligor of any interest in this Equipment Agreement shall be effective unless and until such transfer is made upon the registration books maintained by Obligee.

15. Liens. Obligor will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to (a) any Item of Equipment or any part thereof, Obligee's title thereto, or any interest therein or proceeds thereof, or (b) this Equipment Agreement or any of Obligee's interests hereunder, except (i) Permitted Liens or (ii) any Lien granted or placed thereon by Obligee, Lender, or any Assignee pursuant to Section 14.2 hereof or any Person with a claim against Obligee or any Assignee. Obligor, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Equipment Agreement and each Item of Equipment free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Obligee and each Assignee, any such Lien not excepted above if the same shall arise at any time. Obligor will notify Obligee and each Assignee in writing promptly upon becoming aware of any tax or other Lien (other than any Lien excepted above) that shall attach to the Equipment or any Item of Equipment, and of the full particulars thereof.

16. Loss, Damage or Destruction.

16.1 Risk of Loss, Damage or Destruction. Obligor hereby assumes all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to each Item of Equipment, however caused or occasioned, such risk to be borne by Obligor with respect to each Item of Equipment from the date of this Equipment Agreement, and continuing until such Item of Equipment has been returned to Obligee in accordance with the

                      -10-
provisions of Section 6 hereof, the rights and interests in which have been transferred to Obligor in accordance with the provisions of Section
25.2 hereof, or has been sold in accordance with Section 25.3 hereof. Obligor agrees that no occurrence specified in the preceding sentence shall impair, in whole or in part, any obligation of Obligor under this Equipment Agreement, including, without limitation, the obligation to pay Equipment Payments.

16.2 Payment of Casualty Loss Value Upon an Event of  Loss.  If an
Event of Loss occurs with respect to an Item of Equipment during the Term thereof, Obligor shall give Obligee prompt written notice thereof and shall pay to Obligee on the corresponding Casualty Loss Value Payment Date the sum of (a) all unpaid Equipment Payments payable for such Item of Equipment for the entire Equipment Payment Period in which the Event of Loss has occurred, plus (b) the Casualty Loss Value of such Item of Equipment determined as of the Casualty Loss Value Payment Date, plus (c) all other Supplemental Payments due for such Item of Equipment as of the date of payment of the amounts specified in the foregoing clauses (a) and (b). Any payments received at any time by Obligee or by Obligor from any insurer or other party (except Obligor) as a result of the occurrence of such Event of Loss will be applied in reduction of Obligor's obligation to pay the foregoing amounts, if not already paid by Obligor, or, if already paid by Obligor, will be applied to reimburse Obligor for its payment of such amount, unless an Equipment Agreement Event of Default shall have occurred and be continuing. Upon payment in full of such Casualty Loss Value, Equipment Payments and Supplemental Payments, (a) the obligation of Obligor to pay Equipment Payments (other than Obligor Commitment
Fees) hereunder with respect to such Item of Equipment shall terminate and the Term of such Item shall terminate, and (b) Obligee shall renounce all title and rights to such Item of Equipment.

16.3 Application of Payments Not Relating to an Event of Loss. Any payments (including, without limitation, insurance proceeds) received at any time by Obligee or Obligor from any Governmental Entity or other party with respect to any loss or damage to any Item or Items of Equipment not constituting an Event of Loss, will be applied directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 11 and 12 hereof, if not already paid by Obligor, or if already paid by Obligor and no Equipment Agreement
Event of Default shall have occurred and be continuing, shall be applied to reimburse Obligor for such payment, and any balance remaining after compliance with the provisions of said Sections with respect to such loss or damage shall be retained by Obligor. If any Equipment
Agreement Event of Default shall have occurred and is continuing, all payments hereunder shall be paid to Obligee or its Assignee in accordance with Section 14.2 hereof.

17. Insurance. Obligor will cause to be carried and maintained, at its sole expense, with respect to each Item of Equipment at all times during the Term thereof and for the geographic area in which such Item is at any time located and until such Item of Equipment has been returned to Obligee pursuant to Section 6 hereof, the rights and interests therein have been transferred to Obligor pursuant to Section 25.2 hereof or sold to a third party pursuant to Section 25.3.2 hereof (a) physical damage insurance (including theft and collision insurance) insuring against all risks of physical loss or damage to the Equipment ("Property Insurance"), in an amount not less than the greater of the Casualty Loss Value of such Item of Equipment and the replacement value of the Equipment, and (b) insurance against liability for bodily injury, death and property damage resulting from the use and operation of the Equipment (including sudden

                        -11-
and accidental environmental pollution coverage) ("Liability
Insurance") in an amount not less than $25,000,000 per occurrence, but in no event shall the insurance coverage described in clauses (a) and (b) above provide less coverage than the insurance coverage on any other similar equipment owned or leased by Obligor. The insurance coverage described in the preceding sentence shall have deductibles no greater than those applicable to insurance on similar equipment owned or leased by Obligor. Such Property Insurance policy or policies will name
Obligor and Obligee as the sole loss payees and Obligee and each Assignee as additional insureds. Such Liability Insurance policy or policies will name each Obligor Indemnified Person as an additional insured. All such policies will provide that the insurers waive any claim for premiums and any right of subrogation or setoff against the Obligor Indemnified Parties and that the same may not be invalidated against any Obligor Indemnified Person by reason of any violation of a condition or breach of warranty of the policies or the application therefor by Obligor, that the policies may be canceled or materially altered or reduced in coverage (except as otherwise permitted under the terms of this Equipment Agreement) by the insurer only after thirty (30) days' prior written notice from Obligor's insurance broker to Obligee, Trust Company, Owner Participant and each Assignee, and that the insurer will give written notice to Obligee, Trust Company, Owner Participant, Lender and each Assignee in the event of nonpayment of premium by Obligor when due. The policies of insurance required under this Section 17 shall be valid and enforceable policies issued by insurers of recognized responsibility and shall provide coverage with respect to incidents occurring anywhere in the United States or Canada or Europe.
In the event that any of such Liability Insurance policies shall now or hereafter provide coverage on a "claims-made" basis, Obligor shall continue to maintain such policies in effect for a period of not less than three (3) years after the expiration of the Term of the last Item of Equipment financed hereunder. Upon the execution of this Equipment Agreement and thereafter not less than thirty (30) days prior to the expiration dates of any expiring policies required under this Section 17, Obligor shall furnish Obligee with certificates of the insurance coverage required by this Section 17. If requested by any Obligor Indemnified Person in connection with a claim made or any suit, action or proceeding brought against any Obligor Indemnified Person, copies of the policies evidencing such insurance coverage, shall be delivered by Obligor to such Obligor Indemnified Person. Any certificate of insurance issued with respect to a blanket policy covering other equipment not subject to this Equipment Agreement shall specifically describe the Equipment as being included therein and covered thereby to the full extent of the coverages and amounts required hereunder. If Obligor shall fail to cause the insurance required under this Section 17 to be carried and maintained, Obligee, Trust Company, Owner
Participant, Lender or any Assignee may, but shall not be required to, provide such insurance and Obligor shall reimburse Obligee, Trust
Company, Owner Participant, Lender or any such Assignee, as the case may be, upon demand for the cost thereof as a Supplemental Payment hereunder together with interest thereon at the Overdue Rate from the date such cost was incurred.

18. NO OBLIGEE WARRANTIES.  OBLIGEE HEREBY FINANCES THE EQUIPMENT
FOR OBLIGOR AS-IS WHERE-IS, WITH ALL FAULTS AND IN WHATEVER CONDITION IT MAY BE IN, AND EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION
OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO THE DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, DURABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF, OR

                      -12-

ANY OTHER MATTER CONCERNING, THE EQUIPMENT.  OBLIGOR HEREBY WAIVES ANY
CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT
OR INFRINGEMENT) IT MIGHT HAVE AGAINST OBLIGEE OR OWNER PARTICIPANT FOR
ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT OR BY OBLIGOR'S LOSS OF USE THEREOF FOR ANY
REASON WHATSOEVER, INCLUDING COMPLIANCE WITH ENVIRONMENTAL LAWS (WHICH ITEMS OF EQUIPMENT, OBLIGOR ACKNOWLEDGES, WERE SELECTED BY OBLIGOR ON THE BASIS
OF ITS OWN JUDGMENT WITHOUT RELIANCE ON ANY STATEMENTS, REPRESENTATIONS, GUARANTIES OR WARRANTIES MADE BY OBLIGEE).

19. Assignment of Manufacturer Warranties. So long and only so long as an Equipment Agreement Event of Default shall not have occurred and be continuing, and so long and only so long as the Equipment shall be subject to this Equipment Agreement and Obligor shall be entitled to possession of the Equipment hereunder, Obligee authorizes Obligor, at Obligor's expense, to assert for Obligee's account, all rights and powers of Obligee under any manufacturer's, vendor's or dealer's warranty on the Equipment or any part thereof and Obligee agrees to use reasonable efforts at Obligor's expense to assist Obligor in obtaining the benefits of such warranties; provided, however, that Obligor shall indemnify, protect, save, defend and hold harmless Obligee from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Obligee in connection therewith, as a result of, or incident to, any action by Obligor pursuant to the foregoing authorization.

20. Events of Default. Any of the following events shall constitute an Equipment Agreement Event of Default:

(a) Obligor shall fail to make any payment of an Equipment Payment within five (5) days after the same is due and payable or any Supplemental Payment within fifteen (15) days after the same is due and payable; or

(b) Obligor shall fail to observe or perform any of the covenants, agreements or obligations of Obligor set forth in the Sections 14.1 or 17 hereof or in Section 6.7 of the Participation Agreement; or

(c) Obligor shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under this Equipment Agreement, any Equipment Agreement Supplement, the Participation Agreement, or in any agreement or certificate furnished to Obligee or any Assignee in connection herewith or therewith, and such failure shall continue unremedied for thirty (30) days after written notice to Obligor specifying such failure and demanding the same to be remedied; or

(d) (i) Obligor shall default under the Multi-Currency Agreement, or (ii) Obligor shall default under any agreements or instruments relating to any Indebtedness or Material Obligations of Obligor, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreements or instruments, but only if (x) such default is a payment default that occurs upon the scheduled maturity of such Indebtedness or

                         -13-

Material Obligations or (y) the effect of such default or event is to permit the acceleration of the maturity of such Indebtedness or Material Obligations and in either the case of (x) or (y), the aggregate principal amount of all such Indebtedness or Material Obligations is equal to or greater than $25,000,000, or (iii) any one or more Subsidiaries of Obligor shall default under any agreements or instruments relating to any Indebtedness or Material Obligations of such Subsidiary or Subsidiaries, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreements or instruments, but only if (x) such default is a payment default that occurs upon the scheduled maturity of such Indebtedness or Material
Obligations or (y) the effect of such default or event is to accelerate the maturity of such Indebtedness or Material Obligations and in either the case of (x) or (y), the aggregate principal amount of all such Subsidiary Indebtedness or Material Obligations is equal to or greater than $25,000,000; or

(e) Obligor shall become insolvent; or Obligor or any Subsidiary thereof shall make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Obligor or any Subsidiary thereof or for a substantial part of the property of Obligor or any Subsidiary thereof without its consent and shall not be dismissed for a period of 60 days; or any petition for the relief, reorganization or arrangement of Obligor or any Subsidiary thereof or any other petition in bankruptcy or for the liquidation, insolvency or dissolution of Obligor or any Subsidiary thereof, shall be filed by or against Obligor or any Subsidiary thereof and, if filed against Obligor or any Subsidiary thereof, shall be consented to or be pending and not dismissed for a period of 60 days, or an order for relief under any bankruptcy or insolvency law shall be entered by any court or Governmental Entity of competent jurisdiction with respect to Obligor or any Subsidiary thereof; or any execution or writ or process shall be issued under any action or proceeding against Obligor or any Subsidiary thereof whereby any of the Equipment may be taken or restrained and such execution or writ or process is not stayed within 60 days; or Obligor's corporate existence shall cease; or

(f) any representation, warranty, statement or certification made by Obligor under this Equipment Agreement, in any Equipment Agreement Supplement, the Participation Agreement or in any document or certificate furnished to Obligee or any Assignee in connection herewith or therewith, or pursuant hereto or thereto, shall prove to be untrue or incorrect when made (or deemed made) except for inaccuracies or misstatements when made (or deemed made) that would not have a material effect on Obligor's ability to fulfill its obligations under this Equipment Agreement or the Participation Agreement; or

(g) final judgments or orders for the payment of money in the aggregate in excess of $25,000,000 shall be rendered against Obligor or any Subsidiary and Obligor or such Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, within 60 days after the date of entry thereof and within said period of 60 days (or such longer period during which execution of such judgment shall have been stayed) appeal therefrom and cause the execution thereof to be stayed during such appeal;

21. Remedies Upon Default.  Upon the occurrence of any Equipment
Agreement Event of Default and at any time thereafter so long as the same shall be continuing, Obligee may

                     -14-

(except in the case of an Equipment Agreement Event of Default of the type described in Section 22(e) hereof, in which case Obligee shall be deemed automatically without further act to have elected the remedy set forth in clause (d) below) exercise one or more of the following remedies as Obligee in its sole discretion shall elect:

(a) Obligee may terminate or cancel this Equipment Agreement, without prejudice to any other remedies of Obligee hereunder, with respect to all or any Item of Equipment, and whether or not this Equipment
Agreement has been so terminated, may enter the premises of Obligor, subject to Obligor's normal safety and security concerns, including standard confidentiality requirements, or any other party to take immediate possession of the Equipment and remove all or any Item of Equipment by summary proceedings or otherwise, or may cause
Obligor, at Obligor's expense, to store, maintain, surrender and deliver possession of the Equipment or such Item in the same manner as provided in Section 6 hereof;

(b) Obligee may hold, keep idle or lease to others the Equipment or any Item of Equipment, as Obligee in its sole discretion may determine, free and clear of any rights of Obligor and without any duty to account to Obligor with respect to such action or inaction or for any proceeds with respect thereto, except that Obligor's obligation to pay Equipment Payments for any Equipment Payment Periods commencing after Obligor shall have been deprived of possession pursuant to this Section 21 shall be reduced by the net proceeds, if any, received by Obligee from leasing the Equipment or such Item to any Person other than Obligor for the same Equipment Payment Periods or any portion thereof;

(c) Obligee may sell the Equipment or any Item of Equipment at public or private sale as Obligee may determine, free and clear of any rights of Obligor, and Obligor shall pay to Obligee, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Equipment
Payments due for the Equipment or Item(s) so sold for any Equipment
Payment Period commencing after the date on which such sale occurs), the sum of (i) all unpaid Equipment Payments payable for each Item of Equipment for all Equipment Payment Periods through the date on which such sale occurs, plus (ii) an amount equal to the excess, if any, of (x) the Casualty Loss Value of the Item(s) of Equipment so sold, computed as of the Payment Date coincident with or next preceding the date of such sale, over (y) the net proceeds of such sale, plus interest at the rate specified in Section 23 hereof on the amount of such excess from the Payment Date as of which such Casualty Loss Value is computed until the date of actual payment, plus (iii) all unpaid Supplemental Payments due with respect to each Item of Equipment so sold;

(d) whether or not Obligee shall have exercised, or shall thereafter at any time exercise, any of its rights under subsection (a) or (b) above with respect to any Item(s) of Equipment, Obligee, by written notice to Obligor specifying a payment date, may demand that Obligor pay to Obligee, and Obligor shall pay to Obligee, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Equipment Payment due for any Item(s) of Equipment for any Equipment Payment Period commencing after the payment date specified in such notice and in lieu of the exercise by Obligee of its remedies under subsection (b) above in the case of a re-lease of such Item(s) or under subsection (c) above with respect to a sale of such Item(s)), the sum of (i) all unpaid Equipment Payments payable for

                      -15-
such Item(s) for all Equipment Payment Periods through the payment date specified in such notice, plus (ii) all unpaid Supplemental Payments due with respect to such Item(s) as of the payment date specified in such notice, plus (iii) an amount equal to any Prepayment Premium owed or paid by Obligee to Lender as a result of Equipment Agreement Event of Default, plus (iv) an amount, with respect to each such Item, equal to the Casualty Loss Value of such Item(s) computed as of the Payment Date coincident with or next preceding the payment date specified in such notice; provided, however, that with respect to any such Item(s) returned to or repossessed by Obligee, the amount recoverable by Obligee pursuant to the foregoing shall be reduced (but not below zero) by an amount equal to the fair market sales value of such Item(s) as of the date on which Obligee has obtained possession of such Item(s); and

(e) Obligee may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Equipment Agreement.

In addition, Obligor shall be liable for all costs and expenses, including reasonable attorney's fees, incurred by Obligee or any Assignee by reason of the occurrence of any Equipment Agreement Event of Default or the exercise of Obligee's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Equipment in accordance with Section 6 hereof or in placing the Equipment in the condition required by said Section. For the purpose of subsection (d) above, the "fair market sales value" of any Item of Equipment shall mean such value as has been determined by an independent qualified appraiser selected jointly by Obligee and Obligor and in the absence of agreement on an independent qualified appraiser, each of Obligee and Obligor shall select an appraiser who together shall select the independent qualified appraiser. Except as otherwise expressly provided above, no remedy referred to in this Section 21 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Obligee at law or in equity; and the exercise or beginning of exercise by Obligee of any one or more of such remedies shall not constitute the exclusive election of such remedies and shall not preclude the simultaneous or later exercise by Obligee of any or all of such other remedies. No express or implied waiver by Obligee of any Equipment Agreement
Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Equipment Agreement Event of Default. To the extent permitted by applicable law, Obligor hereby waives any rights now or hereafter conferred by statute or otherwise which may require Obligee to sell, lease or otherwise use the Equipment in mitigation of Obligee's damages as set forth in this Section 21 or which may otherwise limit or modify any of Obligee's rights and remedies in this Section 21.

22. Obligee's Right to Perform for Obligor. If Obligor fails to make any Supplemental Payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Obligee may itself, after notice to Obligor, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Obligee incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in Section 23 hereof, shall, if not paid by Obligor to Obligee on demand, be deemed a Supplemental Payment hereunder;
provided, however, that no such

                        -16-
payment, performance or compliance by Obligee shall be deemed to cure any Equipment Agreement Event of Default hereunder.

23. Late Charges. Obligor shall pay to Obligee, upon demand, to the extent permitted by applicable law, interest on any installment of an Equipment Payment not paid when due, and on any Supplemental
Payment or other amount payable under this Equipment Agreement which is not paid when due, for any period for which any of the same is overdue (without regard to any grace period) at a rate equal to the lesser of (a) the Overdue Rate and (b) the maximum rate of interest permitted by law.

24. Notices. All notices provided for or required under the terms and provisions hereof shall be given in accordance with Section 10.4 of the Participation Agreement.

25. Obligor's Renewal and Transfer Options.

25.1 Obligor's Renewal Option. If no Equipment Agreement Event of Default shall have occurred and be continuing and this Equipment Agreement shall not have been earlier terminated, Obligor shall be entitled, at its option, to renew this Equipment Agreement with respect to all but not less than all Items of Equipment then subject to this Equipment Agreement, up to the number of Renewal Terms specified on the Related Exhibit A. The first Renewal Term with respect to each such Item of Equipment will commence at the expiration of the Basic
Term of such Item, and each succeeding Renewal Term will commence at the expiration of the next preceding Renewal Term. All of the provisions of this Equipment Agreement, including the Applicable Debt Rate, shall be applicable during each Renewal Term for each such Item of Equipment. Obligor hereby agrees to pay Obligee an Equipment
Payment for each Item of Equipment during each Renewal Term for which Obligor exercises its renewal option therefor in an amount equal to the sum of (a) the Debt Amortization Payment due on such Payment
Date for such Item (b) an amount calculated by multiplying the Outstanding Debt Amount immediately prior to such payment by the Applicable Debt Rate and (c) an amount calculated by multiplying the Equity Component for such Item by the Equity Rate and in the case of clauses (b) and (c) for the number of days elapsed since the immediately preceding Payment Date. If, with respect to any Renewal Term, Obligor intends to not exercise said renewal option, Obligor shall give written notice to Obligee to such effect at least 180 days prior to the expiration of the Basic Term of the Item(s) of Equipment whose Renewal Term first expires hereunder, in the case of the first Renewal Term, and at least 180 days prior to the expiration of the then current Renewal Term of the Item(s) of Equipment whose Basic Term first expires hereunder, in the case of the then next succeeding Renewal
Term. If Obligor fails to give such written notice to Obligee with respect to any of said Renewal Terms, it shall be conclusively presumed that Obligor has irrevocably elected to exercise said renewal option with respect to all Items of Equipment for said Renewal Term. In the event Obligor elects not to exercise said renewal option with respect to all Items of Equipment (unless Obligee has otherwise agreed in writing or Obligor has exercised its transfer option under Section 25.2 hereof), each Item of Equipment shall be returned to Obligee in accordance with the provisions of Section 6 hereof (unless delivered to a bidder in accordance with Section 25.3 hereof) and until each such Item has been so returned or delivered Obligor shall continue to pay Obligee the Equipment Payment for each such Item as specified in Section 6.3 hereof.

                        -17-

25.2 Obligor's End of Term Transfer Option.  On any Termination
Date, if (a) no Equipment Agreement Event of Default shall have occurred and be continuing, and (b) this Equipment Agreement shall not have been earlier terminated, Obligor shall be entitled, at its option, upon written notice to Obligee, as hereinafter provided, to acquire all, but not less than all, of Obligee's rights and interests in the Items of Equipment the Term for which is scheduled to expire (if not otherwise renewed in accordance with Section 25.1 hereof) on such Termination
Date for an amount (the "Transfer Option Amount"), with respect to each Item of Equipment, payable in immediately available funds, equal to the sum of (i) the aggregate of the Estimated Residual Values of such Items of Equipment applicable to the Basic Term or Renewal Term thereof then ending, plus (ii) the Equipment Payment due and payable for such Items of Equipment on the Termination Date, plus (iii) any applicable sales, excise or other Taxes imposed as a result of such sale (other than gross or net income taxes attributable to such sale), plus (iv) any Supplemental Payments then due and owing to any Person.
Obligee's sale of each Item of Equipment shall be on an as-is, where-is basis, without any representation or warranty by, or recourse to, Obligee. If Obligor intends to exercise said transfer option, Obligor shall give written notice to Obligee to such effect at least thirty (30) days prior to the expiration of the Basic Term, or, if Obligor has renewed this Equipment Agreement pursuant to Section 25.1 hereof, then at least thirty (30) days prior to the expiration of the then current Renewal Term. If Obligor gives such written notice to Obligee, such notice shall constitute a binding obligation of Obligor to pay Obligee the Transfer Option Amount with respect thereto on the Termination
Date thereof.

25.3 Third Party Sale of Equipment.

25.3.1 Remarketing Obligations. In the event Obligor does not exercise its option to acquire Obligee's rights and interests in all the Equipment pursuant to this Section and does not renew this Equipment Agreement, then Obligor shall have the obligation during the last 180 days of the Basic Term, or the then current Renewal Term, if applicable (the "Remarketing Period"), to solicit bona fide bids for not less than all Items of Equipment from prospective purchasers who are financially capable of purchasing such Items of Equipment for cash on an as-is, where-is basis, without recourse or warranty. Any bid received by Obligor prior to the end of the Remarketing Period shall be immediately communicated to Obligee, Owner Participant and LC Issuer in writing, setting forth the amount of such bid and the name and address of the person or entity submitting such bid. Notwithstanding the foregoing, Obligee and LC Issuer shall have the right, but not the obligation, to seek bids for the Equipment during the Remarketing Period.

25.3.2 Sale of Equipment to Third Party Buyer.  On the Termination
Date, provided that all the conditions set forth in Section 25.3.1 and in clauses (a) and (b) below have been met, Obligee shall sell (or cause to be sold) all Items of Equipment, for cash to the bidder, if any, who shall have submitted the highest bid during the Remarketing Period on an as-is, where-is basis and without recourse or warranty, and upon receipt by Obligee of the sales price, Obligee shall instruct Obligor to deliver and Obligor shall deliver the Equipment to such bidder; provided, that
(a) any such sale to a third party shall be consummated, and the sales price for the Equipment shall have been paid to Obligee in immediately available funds, on or before the Termination Date; and (b) Obligee shall not be obligated to sell such Equipment (i) if the Net Proceeds of Sale of the Equipment are less than the aggregate Maximum Obligee
Risk Amount

                         -18-
applicable to the Equipment as of the Termination Date, or (ii) if Obligee has not received the amounts, if any, payable by Obligor pursuant to Section 26.1.

26. End of Term Equipment Payment Adjustment.

26.1 Third Party Sale of Equipment. This Section 26.1 shall apply only if, with respect to any Non-Renewal Item(s) of Equipment, a sale of such Item(s) to a third party pursuant to Section 25.3 hereof has been consummated on the Termination Date. If the Net Proceeds of Sale of such Item(s) are less than the aggregate Estimated Residual Value of such Item(s) as of such Termination Date, Obligor shall, on the Termination Date, pay to Obligee as an end of term Equipment Payment adjustment, in immediately available funds, an amount equal to such deficiency (a "Deficiency") as an adjustment to the Equipment Payment payable under this Equipment Agreement for such Item(s), plus the Equipment Payment due and payable for such Item(s) of Equipment on the Termination Date, plus any Supplemental Payments then due and owing to Obligee hereunder; provided, however, that if no Equipment Agreement Event of Default or event which, with notice or passage of time or both would constitute an Equipment Agreement Event of Default, shall have occurred and be continuing hereunder, the amount of the Deficiency payable by Obligor with respect to such Item(s) shall not exceed the aggregate Maximum Obligor Risk Amount then applicable to such Item(s). If the Net Proceeds of Sale of such Item(s) of Equipment exceed the aggregate Estimated Residual Value of such Item(s) and if no Equipment Agreement Event of Default or event which, with notice or passage of time or both would constitute an Equipment Agreement Event of Default, shall have occurred and be continuing hereunder and Obligor shall have paid Obligee on or before the Termination Date the Equipment Payment due and payable for such Item(s) of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Item(s), Obligee shall pay to Obligor an amount equal to such excess as an adjustment to the Equipment Payment payable under this Equipment Agreement for such Item(s).

26.2 Obligor Payment.  If a sale of all Non-Renewal Items of
Equipment either to Obligor pursuant to Section 25.2 hereof or to a third party pursuant to Section 25.3 hereof has not been consummated on the Termination Date with respect thereto for any reason, then Obligor shall, on the Termination Date of such Item(s), pay to Obligee as an end of term Equipment Payment adjustment, in immediately available funds, as an adjustment to the Equipment Payment payable under this Equipment Agreement for such Item(s) that have not been sold pursuant to Section 25.2 or 25.3, an amount equal to the Equipment Payment due and payable for such Item(s) of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Item(s) plus (a) the Maximum Obligor Risk Amount of all of such Items, if (i) on the Termination Date no Equipment Agreement Event of Default or event which, with notice or passage of time or both would constitute an Equipment Agreement Event of Default, shall have occurred and be continuing hereunder, and (ii) all Items of Equipment then subject to this Equipment Agreement have been returned to Obligee on the Termination Date in the condition and at the locations required by Section 6 hereof, and (iii) this Equipment Agreement shall not have been terminated prior to the Termination Date, and (iv) no amendment, modification, supplement, consent, waiver, approval, settlement, extension, compromise or accommodation of this Equipment Agreement shall have been entered into or granted without the prior written consent of the LC Issuer or (b) the Estimated Residual Value of all of such Items, if

                         -19-

(i) on the Termination Date an Equipment Agreement Event of Default or event which, with notice or passage of time or both would constitute an Equipment Agreement Event of Default, shall have occurred and be continuing hereunder, or (ii) all Items of Equipment then subject to this Equipment Agreement have not been returned to Obligee on the Termination Date in the condition and at the locations required by
Section 6 hereof, or (iii) this Equipment Agreement shall have been terminated prior to the Termination Date, or (iv) an amendment, modification, supplement, consent, waiver, approval, settlement, extension, compromise or accommodation of this Equipment
Agreement shall have been entered into or granted without the prior written consent of the LC Issuer. Obligor shall remain liable for the payment of, and upon the consummation by Obligee of the sale of any Item(s) of Equipment on or after the Termination Date thereof, Obligor shall pay, or reimburse Obligee for the payment of, all applicable sales, excise or other Taxes imposed as a result of such sale, other than gross or net income taxes attributable to such sale, and such obligation shall survive the termination of this Equipment Agreement.

27. Governing Law, Jurisdiction and Venue; Waiver of Jury.  This
Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with, and be governed by, the law of the State of New York. The parties hereto hereby agree that all actions or proceedings initiated by any party hereto arising directly or indirectly out of this Agreement or the other Loan Documents may be litigated in the Supreme Court of the State of New York located in New York City or the District Court or the United States District Court for the Southern District of New York. Each party hereto hereby expressly submits and consents in advance to such jurisdiction and venue in any action or proceeding commenced by any party hereto in any of such courts, agrees that jurisdiction and venue is proper in such courts, and hereby waives personal service of the summons and complaint, or other process or papers issued therein, and agrees that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to the party hereto being served at the address for such party set forth in Section 10.4 of the Participation Agreement. Each party hereto waives any claim that New York City or the Southern District of New York is an inconvenient forum or an improper forum based on lack of venue. The choice of forum set forth herein shall not be deemed to preclude the enforcement by Lender or Security Trustee of any judgment in any other appropriate jurisdiction. Each of Obligor and Obligee hereby waives trial by jury in any judicial proceeding brought by it, Lender or Security Trustee involving directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement or the other Operative Documents.

28. Miscellaneous. Any provision of this Equipment Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Obligee's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Obligor hereby waives any provision of law which renders any provision of this Equipment Agreement prohibited or unenforceable in any respect. No term or provision of this Equipment Agreement may be amended, altered, waived, discharged or terminated orally, but may be amended, altered, waived, discharged or terminated only by an instrument in writing signed by a duly authorized representative of the party against which the

                       -20-
enforcement of the amendment, alteration, waiver, discharge or termination is sought. A waiver on any one occasion shall not be construed as a waiver on a future occasion. All of the covenants, conditions and obligations contained in this Equipment Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Obligee and (subject to the restrictions of Sections 14.1 and 14.3 hereof) Obligor. This Equipment Agreement and the other Operative Documents, and each related instrument, document, agreement and certificate, collectively constitute the complete and exclusive statement of the terms of the agreement between Obligee and Obligor with respect to the acquisition and leasing of the Equipment, and cancel and supersede any and all prior oral or written understandings with respect thereto.

29. Payments. All payments by Obligor under this Agreement shall be made in immediately available funds to such bank and/or account as Obligee may from time to time notify to Obligor no less than three (3) Business Days prior to the due date of any such payment.

30. Concerning Obligee.  Trust Company is entering into this
Equipment Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity (except as expressly stated herein) and in no case shall Trust Company (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Obligee hereunder; provided, however, that Trust Company (or any such successor Owner Trustee) shall be personally liable hereunder for Trust Company Liabilities.

                         -21-

IN WITNESS WHEREOF, the parties hereto have caused this Equipment Agreement to be duly executed by their duly authorized representatives as of the date first above written.

STATE STREET BANK AND TRUST COMPANY OF
CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under a Trust Agreement dated as of September 30, 1999
Obligee

By:
	-----------------
Name:
Title:

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
Obligor

By:
	------------------
Name:
Title:

COUNTERPART NO. ____ OF ____ SERIALLY NUMBERED MANUALLY
EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS
DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM
COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT
MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF
ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

EXHIBIT A-1 TO
EQUIPMENT FINANCING AGREEMENT
DATED AS OF SEPTEMBER 30, 1999

Type(s) of Equipment: As described on each of the Schedules of Equipment attached to the Equipment Agreement Supplements made with respect to this Exhibit A-1.

Maximum Acquisition Cost:  $90,000,000

Commitment Fee Rate: The rate set forth as such in the Program
Administration and Fee Letter

Acquisition Period: From September 30, 1999 to November 15, 1999, both dates inclusive.

Basic Term Commencement Date: September 20, 2000

Renewal Terms: three (3) Renewal Terms of twelve (12) months each.

Dated as of September 30, 1999

STATE STREET BANK AND TRUST COMPANY OF
CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under Trust Agreement dated as of September 30, 1999
Obligee

By:
       -------------------
Name:
Title:

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
Obligor

By:
        -------------------
Name:
Title:


Lender Consent

Lender hereby consents
to the terms contained herein:

FOUR WINDS FUNDING CORPORATION,
by Commerzbank AG, New York Branch
as attorney-in-fact
Lender

By:
      -----------------------
Name:
Title:

By:
      ------------------------
Name:
Title:

EXHIBIT A-2 TO
EQUIPMENT FINANCING AGREEMENT
DATED AS OF SEPTEMBER 30, 1999

Type(s) of Equipment: As described on each of the Schedules of Equipment attached to the Equipment Agreement Supplements made with respect to this Exhibit A-2.

Maximum Acquisition Cost: $90,000,000

Commitment Fee Rate: The rate set forth as such in the Program
Administration and Fee Letter

Acquisition Period: From January 15, 2000 to June 30, 2000, both dates inclusive.

Basic Term Commencement Date: September 20, 2000

Renewal Term: three (3) Renewal Terms of twelve (12) months each.

Dated as of September 30, 1999

STATE STREET BANK AND TRUST COMPANY OF
CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under Trust Agreement dated as of September 30, 1999
Obligee

By:
       ------------------
Name:
Title:

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
Obligor

By:
        ------------------
Name:
Title:


Lender Consent

Lender hereby consents
to the terms contained herein:

FOUR WINDS FUNDING CORPORATION,
by Commerzbank AG, New York Branch
as attorney-in-fact
Lender
By:
       ----------------------
Name:
Title:

By:
       ----------------------
Name:
Title:

EXHIBIT B TO
EQUIPMENT FINANCING AGREEMENT
[FORM OF]
EQUIPMENT AGREEMENT SUPPLEMENT NO.

     This Equipment Agreement Supplement is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Equipment Financing Agreement dated as of September 30, 1999, between the undersigned State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but as trustee under a Trust Agreement dated as of September 30, 1999
("Obligee") and Harman International Industries, Incorporated
("Obligor") (herein, as amended and supplemented from time to time, called the "Equipment Agreement"). Obligor hereby (a) acknowledges and certifies that (i) each Item of Equipment described below or on any Schedule attached hereto has been selected by, delivered to, and inspected by, Obligor, and is located at the location set forth below, (ii) Obligor has reviewed and approved the purchase order, supply contract or purchase agreement covering each such Item, and (iii) as between Obligee and Obligor, each such Item is of a size, design, capacity and manufacture acceptable to and suitable for Obligor's purposes, has been installed to Obligor's satisfaction, and is in good working order, repair and condition; and (b) unconditionally and irrevocably accepts each such Item for Equipment Agreement under the Equipment Agreement on the date hereof. Obligee and Obligor hereby agree that each Item of Equipment described below or on any Schedule attached hereto is hereby financed by Obligee under and subject to all of the terms, conditions and provisions of the Equipment Agreement; that the Term of each such Item commences on the date hereof and that such date is the Acceptance Date thereof; and that the Acquisition Cost, Interim
Term, Related Exhibit A, Estimated Residual Values, Maximum
Obligor Risk, Maximum Obligee Risk, Casualty Loss Values and Debt
Component Amortization for all Items of Equipment covered by this Equipment Agreement Supplement are as set forth below. Obligor hereby agrees to pay the Equipment Payment for all Items of Equipment covered by this Equipment Agreement Supplement in the amounts and at the times specified in Section 7 of the Equipment Agreement and as specified below, reaffirms its acknowledgments and agreements in the Equipment Agreement and certifies that its representations and warranties set forth in Section 2.1 of the Participation Agreement and in any related certificate delivered to Obligee are true and correct on the date hereof. All capitalized terms used herein which are not defined herein shall have the meaning given to such terms in the Equipment Agreement.

1. Description of Item(s) of Equipment (include make, model and serial number): See Schedule A attached hereto.

2. Location:  See Schedule A attached hereto.

3. Acquisition Cost: See Schedule A attached hereto

4. Interim Term: commencing on date hereof ("Acceptance Date") and ending on ______________, _____.

5. Related Exhibit A:  Exhibit A - to the Equipment
Agreement.

6. Certain Values:

    a. Estimated Residual Values: See Schedule B attached hereto.

    b. Maximum Obligor Risk: See Schedule C attached hereto.

    c. Maximum Obligee Risk: See Schedule C attached hereto.

    d. Casualty Loss Values: See Schedule D attached hereto.

    e. Debt Component Amortization: See Schedule E hereto.


Dated:  ___________________, _____.

STATE STREET BANK AND TRUST COMPANY OF
CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under Trust Agreement dated as of September 30, 1999
Obligee

By:
     --------------------
Name:
Title:

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
Obligor

By:
     --------------------
Name:
Title:

COUNTERPART NO. ____ OF ____ SERIALLY NUMBERED
MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF
ANY, THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER
UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY
INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH
THE TRANSFER AND POSSESSION OF ANY COUNTERPART
OTHER THAN COUNTERPART NO. 1.

Schedule A to
Equipment Agreement Supplement

                            [FORM OF]
                      SCHEDULE OF EQUIPMENT
               TO EQUIPMENT AGREEMENT SUPPLEMENT NO.


Subsidiary Name and Chief Executive Office




Location of Equipment
(Address)




                                                        Total
 Type of                        Model     Serial     Acquisition
Equipment     Manufacturer     Number     Number         Cost

Schedule B to
Equipment Agreement Supplement

                         [FORM OF]
                  ESTIMATED RESIDUAL VALUES
            TO EQUIPMENT AGREEMENT SUPPLEMENT NO.

                                           Estimated Residual
Prior to end of*:                          Value Percentage**:

Month 24

Month 36

Month 48

Month 60


* References are to the number of calendar months following the Acceptance Date for an Item of Equipment.

** As a percentage of Acquisition Cost; based on an assumed
Applicable Debt Rate of ____%.

Schedule C to
Equipment Agreement Supplement

                    [FORM OF]
                MAXIMUM OBLIGOR AND
                OBLIGEE RISK VALUES

                      Maximum         Maximum
                      Obligor         Obligee
                      Risk            Risk
                      Percentage**:   Percentage**:

Month 24

Month 36

Month 48

Month 60



* References are to the number of calendar months following the Acceptance Date for an Item of Equipment.

** As a percentage of Acquisition Cost; based on an assumed
Applicable Debt Rate of ____%.

Schedule D
to Equipment Agreement Supplement

                                [FORM OF]
                           CASUALTY LOSS VALUES

Casualty Loss Value Payment Date in     Percentage of Acquisition Cost

Month 4

Month 6

Month 9

Month 12

Month 15

Month 18

Month 21

Month 24

Month 27

Month 30

Month 33

Month 36

Month 39

Month 42

Month 45

Month 48

Month 51

Month 54

Month 57

Month 60


All Casualty Loss Value Payment Date ranges in the left hand column are inclusive.

Schedule E to
Equipment Agreement Supplement


                            [FORM OF]
                    DEBT COMPONENT AMORTIZATION


Payment Date in:                  Percentage of Debt Component

Month 4

Month 6

Month 9

Month 12

Month 15

Month 18

Month 21

Month 24

Month 27

Month 30

Month 33

Month 36

Month 39

Month 42

Month 45

Month 48

Month 51

Month 54

Month 57

Month 60




                    -2-

                       TABLE OF CONTENTS


                                                        Page

1. Definitions............................................1

2. Agreement for Lease of Equipment.......................1

3. Conditions Precedent...................................1

4. Delivery, Acceptance and Leasing of Equipment..........1

5. Term...................................................2

6. Return of Equipment....................................2
    6.1 Redelivery........................................2
    6.2 Storage...........................................3
    6.3 Holdover Equipment Payment........................3
    6.4 Specific Performance..............................3
7. Payments...............................................3
    7.1 Interim Equipment Payment.........................3
    7.2 Basic Equipment Payment...........................4
    7.3 Commitment Fee....................................4
    7.4 Supplemental Payments.............................4
    7.5 Method of Payment.................................4
    7.6 Applicable Debt Rate..............................4
    7.7 Additional Costs; Illegality......................5



                           (i)

                                                        Page

8. Net Lease..............................................5

9. Grant of Security Interest; Equipment to be
    and Remain Personal Property..........................6

10. Use of Equipment; Compliance with Laws................6

11. Maintenance and Repair of Equipment...................6

12. Alterations; Modifications; Replacements..............7

13. Identification Marks; Inspection......................8

14. Assignment and Leasing................................8
    14.1 By Obligor.......................................8
    14.2 By Obligee.......................................9
    14.3.  Registration..................................10

15. Liens................................................10

16. Loss, Damage or Destruction..........................10
    16.1 Risk of Loss, Damage or Destruction.............10
    16.2 Payment of Casualty Loss Value Upon
         an Event of Loss................................10
    16.3 Application of Payments Not Relating
         to an Event of Loss.............................11



                       (ii)

                                                        Page

17. Insurance............................................11

18. NO OBLIGEE WARRANTIES................................12

19. Assignment of Manufacturer Warranties................12

20. Events of Default....................................13

21. Remedies Upon Default................................14

22. Obligee's Right to Perform for Obligor...............16

23. Late Charges.........................................16

24. Notices..............................................16

25. Obligor's Renewal and Transfer Options...............16
    25.1 Obligor's Renewal Option........................16
    25.2 Obligor's End of Term Transfer Option...........17
    25.3 Third Party Sale of Equipment...................17
    25.3.1 Remarketing Obligations.......................18
    25.3.2 Sale of Equipment to Third Party Buyer........18

26. End of Term Equipment Payment Adjustment.............18
    26.1 Third Party Sale of Equipment...................18
    26.2 Obligor Payment.................................19



                        (iii)

                                                        Page

27. Governing Law, Jurisdiction and Venue;
     Waiver of Jury......................................19

28. Miscellaneous........................................20

29. Payments.............................................20

30. Concerning Obligee...................................20

EXHIBIT A-2 TO
EQUIPMENT FINANCING AGREEMENT
DATED AS OF SEPTEMBER 30, 1999............................1

EXHIBIT B TO
EQUIPMENT FINANCING AGREEMENT.............................1

Schedule A to
 Equipment Agreement Supplement...........................1

[FORM OF]
SCHEDULE OF EQUIPMENT
TO EQUIPMENT AGREEMENT SUPPLEMENT NO......................1

Schedule B to
Equipment Agreement Supplement............................2

[FORM OF]
ESTIMATED RESIDUAL VALUES
TO EQUIPMENT AGREEMENT SUPPLEMENT NO......................2

Schedule C to
Equipment Agreement Supplement............................3

[FORM OF]
MAXIMUM OBLIGOR AND
OBLIGEE RISK VALUES.......................................3

Schedule D
to Equipment Agreement Supplement.........................4

[FORM OF]
CASUALTY LOSS VALUES......................................4


                         (iv)

                                                        Page

Schedule E to
Equipment Agreement Supplement............................1

[FORM OF]
DEBT COMPONENT AMORTIZATION...............................1







                           (v)

                                                  APPENDIX A

          HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                  EQUIPMENT FINANCING AGREEMENT

     The definitions stated herein shall equally apply to both the singular and plural forms of the terms defined. Any agreement defined or referred to below means such agreement as amended, supplemented or modified from time to time, and includes all exhibits, supplements and appendices thereto. Any Person defined or referred to below include its successors, permitted transferees and assigns. The word "including," when used below or in any Operative Document, is deemed to be followed by "without limitation," whether or not such words appear.
     "Acceptance Date" for each Item of Equipment means the date on which Obligor has financed such Item hereunder, as evidenced by Obligor's execution and delivery of an Equipment Agreement
Supplement for such Item dated such date.
     "Acquisition Cost" of each Item of Equipment means an amount equal to the sum of (i) the total cost paid by Obligee to Obligor for such Item, plus (ii) all sales and excise taxes paid by Obligee and/or Obligor as agent for Obligee on or with respect to the acquisition of such Item, plus (iii) all costs and expenses approved and paid by Obligor as agent for Obligee in connection with the delivery and installation of such Item.
     "Acquisition Period" means the period specified as such on each consecutively numbered Related Exhibit A now or hereafter attached hereto and made a part of the Equipment Agreement.
     "Affected Person" means each of the Lender, the Liquidity
Providers, the Credit Support Parties, any permitted assignee of the Lender, the Liquidity Providers or the Credit Support Parties, the administrator and liquidity agent under the Liquidity Facility, the Agent, the holding company of any of the Liquidity Providers or the Credit
Support Parties and any successor holding company thereof, so long as, in the case of any bank, insurance company or financial institution other than any Liquidity Provider or Commerzbank serving as Liquidity
Provider or Credit Support Party, such Person has been approved as an Affected Person by Obligor and Obligee, such approval not to be unreasonably withheld.
     "Affiliate" means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "After-Tax Basis" means in respect of an amount (the "base amount") with respect to a Person, the base amount supplemented by a future payment, if necessary, to such Person such that, after reduction for all Taxes (other than Taxes based upon a Person's net income or gross receipts and which are imposed or levied by any Federal, national, state, provincial or local taxing authority in the United States or a foreign country unless such Person would not otherwise have been subject to taxation in such jurisdiction but for such Person's involvement in this transaction), if any, imposed on such Person in respect of the sum of the base amount and such future payment shall be equal to the base amount.
     "Alternate Rate" means a variable rate equal to the greater of (i) the sum of the Federal Funds Rate from time to time in effect and 1/2 of one percent (0.5%) and (ii) the rate of interest from time to time announced by Agent at its New York Branch from time to time as its "prime commercial lending rate" (which rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer, and Agent may make commercial loans or other loans at rates of interest at, above or below such reference rate).
     "Applicable Debt Rate" (a) for the purpose of calculating Equipment Payment means the rate calculated in accordance with Section 7.6 of the Equipment Agreement and (b) for the purpose of calculating interest due on a Loan means the Commercial Paper Rate if and for so long as the Loan is funded by the issuance of Commercial Paper Notes and no participation interest or ownership interest in the Loan has been sold under the Liquidity Facility otherwise, subject to Section 5.5.9 of the Participation Agreement, the LIBOR Rate then in effect as determined by Lender.
     "Applicable Law" means, with respect to any Person or Item of Equipment, all provisions of statutes, rules, regulations, orders and requests (whether or not having the force of law) of any Governmental Entity applicable to such Person or Item of Equipment, and all orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party.
     "Assignee" has the meaning set forth in Section 14.2 of the Equipment Agreement.
     "Basic Term" for each Item of Equipment means the period consisting of twelve (12) months commencing on the "Basic Term
Commencement Date" set forth on the Related Exhibit A for such Item and terminating on the Payment Date that occurs in the last month of such twelve (12) month period.
     "Basic Term Commencement Date" for each Item of Equipment means the date specified as such on the Related Exhibit A.
     "Business Day" means any day other than a day on which banking institutions in the State of Connecticut or the State of New York are authorized by law to close.

     "Casualty Loss Value" of each Item of Equipment as of any Casualty
Loss Value Payment Date means an amount determined by multiplying the Acquisition Cost of such Item of Equipment by the percentage set forth opposite such Casualty Loss Value Payment Date on the Schedule of Casualty Loss Values attached to the Equipment Agreement
Supplement for such Item.
     "Casualty Loss Value Payment Date" for each Item of Equipment for which an Event of Loss occurs shall mean the Payment Date for such Item next following the date of such Event of Loss.
     "Certificate of Costs" means a certificate by Obligor executed by a Responsible Officer certifying Obligor's original purchase price and date of purchase of each Item of Equipment to be sold by Obligor to Obligee under the Participation Agreement in the form of Exhibit B to the Participation Agreement.
     "Closing Date" means the first Funding Date.
     "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time, or any comparable successor law.
     "Collateral" has the meaning set forth in Section 7.1 of the Participation Agreement.
     "Commercial Paper Margin" means the commercial paper margin set forth in the Program Administration Letter expressed as an annual percentage rate calculated to the seventh decimal place.
     "Commercial Paper Notes" means short term promissory notes issued or to be issued by Lender to fund its investment in, or the make of, the Loans, with maturities of one (1) to ninety (90) days selected by Obligor, Obligee and Lender, provided however, for so long as a Loan
Default has occurred and is continuing the maturities shall be selected by Lender in its sole discretion.
     "Commercial Paper Rate" except as otherwise provided in the Program Administration Letter, means for any period the sum of (a) the rate or yield (or if more than one rate or yield, the weighted average of the rates or yields) at which Commercial Paper Notes of Lender have been sold by Lender or any placement agent or commercial paper dealer selected by Lender, as agreed between each such dealer or agent and Lender, for the purpose of financing a Loan, plus (b) the commissions and charges charged by such placement agent or dealer with respect to such Commercial Paper Notes, plus (c) the Commercial Paper Margin.
     "Commerzbank" means Commerzbank Aktiengesellschaft, New
York Branch.

                           3

     "Commitment" means for the initial Commitment Period, $87,300,000 less any Debt Amortization Payments from time to time received by Lender and for any subsequent Commitment Period, if any, such amount as agreed among Obligor, Obligee and Lender.
     "Commitment Fee" means the payment payable to Obligee pursuant to Section 7.3 of the Equipment Agreement.
     "Commitment Fee Rate" means, at any time, the rate then applicable set forth as such in Schedule 2 to the Participation Agreement expressed as an annual percentage rate calculated to the seventh decimal place on an actual/360-day basis.
     "Commitment Period" means initially the period from the Closing
Date to June 30, 2000 and thereafter shall mean the Acquisition Period, if any, then in effect.
     "Consolidated Capitalization" means any date, the sum of (a) shareholders' equity of Obligor and (without duplication) its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, and (b) Consolidated Total Debt; provided, that the Studer Preferred Stock shall not be included in determining shareholders' equity of Obligor and its consolidated Subsidiaries.
     "Consolidated EBITDA" means for any period, Consolidated Net
Income for such period, plus the amount of taxes, interest, depreciation and amortization deducted from earnings in determining such Consolidated Net Income.
     "Consolidated Interest Expense" means for any period, the amount of interest expense deducted from earnings of Obligor and its consolidated Subsidiaries in determining Consolidated Net Income for such period in accordance with GAAP.
     "Consolidated Net Income" means for any fiscal period, the net income of Obligor and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
     "Consolidated Total Debt" means at any date, without duplication, the aggregate of all Indebtedness (including the current portion thereof) of Obligor and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.
     "Credit Support Party" means any Liquidity Provider and any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of Lender.
     "Cross Receipt" means a cross receipt in the form of Exhibit A to the Participation Agreement to be executed and delivered by Obligor.
     "Debt Amortization Payment" for any Item of Equipment as of any Payment Date means the amount determined by multiplying the Debt
Component of such Item by the


                           4
percentage set forth opposite such Payment Date on the Schedule of Debt Component Amortization attached to the Related Equipment
Agreement Supplement.
     "Debt Component" for each Item of Equipment means the dollar amount of the Acquisition Cost financed by Lender on the Acquisition
Date therefor calculated as 97.00% of the Acquisition Cost for such Item.
     "Deficiency" has the meaning set forth in Section 26.1 of the Equipment Agreement.
     "Dollar" means freely transferable, lawful money of the United
States.
     "EBITDA Ratio" means on any date, the ratio of Consolidated
EBITDA to Consolidated Interest Expense for the four consecutive fiscal quarters of Obligor most recently ended prior to such date.
     "English Debenture" means each of Debentures among (i) Obligee and Security Trustee, (ii) Obligor and Security Trustee and (iii) Harman International Industries, Limited in the forms attached hereto as Exhibits H-1, H-2 and H-3.
     "Equipment" means the equipment of the type(s) described on the Schedule of Equipment attached to each consecutively numbered
Equipment Agreement Supplement now or hereafter made a part of the Equipment Agreement together with any and all related appliances, parts, accessories, appurtenances, accessions, additions, improvements, replacements and other equipment or components of any nature from time to time incorporated or installed therein.
     "Equipment Agreement" means the Equipment Financing
Agreement dated as of September 30, 1999 between Obligor and Obligee and each Equipment Agreement Supplement as amended, supplemented and modified from time to time in accordance with the terms of the Operative Documents.
     "Equipment Agreement Default" has the meaning set forth in Section
20 of the Equipment Agreement.
     "Equipment Agreement Event of Default" has the meaning set forth in Section 20 of the Equipment Agreement.
     "Equipment Agreement Supplement" means an Equipment
Agreement Supplement substantially in the form attached to the Equipment Agreement as Exhibit B, to be executed by Obligee and Obligor with respect to each Item of Equipment as provided in Section 4 of the Equipment Agreement and consented thereto by Lender.
     "Equipment Payment" means the amount payable during the Interim
Term pursuant to Section 7.1 of the Equipment Agreement, during the Basic Term pursuant to Section 7.2 of the Equipment Agreement, during each Renewal Term pursuant to Section 25.1 of the


                            5

Equipment Agreement and during any holdover period pursuant to
Section 6.3 of the Equipment Agreement, any Deficiency, any end of term rent adjustment payable in accordance with Section 26.2 of the Equipment Agreement and the Commitment Fees.
     "Equipment Payment Period" for each Item of Equipment means (a) for the Interim Term of such Item, each period for which a payment of Equipment Payment is to be made for such Item during the Interim
Term as set forth in Section 7.1 of the Equipment Agreement, (b) for the Basic Term of such Item, each period for which a payment of Equipment Payment is to be made for such Item during the Basic Term thereof as set forth in Section 7.2 of the Equipment Agreement, and (c) for each Renewal Term of such Item, each period for which a payment of Equipment Payment is to be made for such Item during such Renewal
Term as set forth in Section 25.1 of the Equipment Agreement.
     "Equity Component" for each Item of Equipment means the difference between the Acquisition Cost and the Debt Component therefor.
     "Equity Margin" means the equity margin set forth in the Program Administration Letter, expressed as an annual percentage rate calculated to the seventh decimal place.
     "Equity Rate" means the three (3)-month LIBOR Rate in effect as of the first LIBOR Banking Day of each Equipment Payment Period plus the Equity Margin.
     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.
     "Estimated Residual Value" for any Item of Equipment on any date of determination shall mean an amount obtained by multiplying (a) the percentage set forth in the Equipment Agreement Supplement for such Item under the caption "Estimated Residual Value Percentage" applicable to the Basic Term or Renewal Term in effect on such date, by
(b) the Acquisition Cost for such Item.
     "Event of Loss" with respect to any Item of Equipment means (a) the loss of such Item of Equipment or any substantial part thereof, or (b) the loss of the use of such Item of Equipment due to theft or disappearance for a period in excess of 45 days during the Term, or existing at the expiration or earlier termination of the Term, or (c) the destruction, damage beyond repair, or rendition of such Item of Equipment or any substantial part thereof permanently unfit for normal use for any reason whatsoever, or (d) the condemnation, confiscation, seizure, or requisition of use or title to such Item of Equipment or any substantial part thereof by any Governmental Entity under the power of eminent domain or otherwise beyond the earlier of sixty (60) days and the end of the Basic Term or Renewal Term, as applicable.
     "Excepted Payments" means (a) indemnity payments paid or payable in favor of Trust Company, Owner Participant, Lenders, any Liquidity Provider or any Assignee, or their


                            6
successors or assigns, directors, officers, employees, affiliates and agents under the Operative Documents, (b) proceeds of public liability insurance (or government indemnities in lieu thereof) payable to Trust Company, Owner Participant, Lenders, any Liquidity Provider or any
Assignee either pursuant to the Equipment Agreement or the Participation Agreement (which shall include proceeds of any self-insurance by Obligor) or maintained by Obligor, Trust Company, Obligee, Owner Participant, Lenders, any Liquidity Provider or any
Assignee and not required to be maintained under the Equipment
Agreement, (c) costs or expenses paid or payable by Obligor to, or for the benefit of, Trust Company, Owner Participant, Lenders, any
Liquidity Provider or any Assignee, (d) all rights of, and payments to, Owner Participant under and pursuant to the Trust Agreement, (e) where any amount payable to Trust Company, Owner Participant, Lenders, any Liquidity Provider or any Assignee is expressed to be payable on an After-Tax Basis, the increment to the underlying payment obligation arising by virtue of the operation of the definition of "After-Tax Basis,"
(f) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (e) above and otherwise required to be paid thereon, (g) all rights to receive the amounts referred to in clauses (a) through (f) above, and (h) the proceeds of enforcement of any right to receive the proceeds of any amount referred to in clauses
(a) through (f) above.
     "Federal Funds Rate" means for any day, the rate per annum
(rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve
Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (New York time) for such day on such transactions received by Agent from three federal funds brokers of recognized standing selected by Agent.
     "French Commercial Pledge Agreement" means each Commercial
Pledge Agreement among Audax Industries S.N.C., Obligee and
Security Trustee in the form attached hereto as Exhibit F-1.
     "Funding Date" has the meaning set forth in Section 4.5 of the Participation Agreement.
     "Funding Notice" has the meaning set forth in Section 4.5 of the Participation Agreement.
     "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.


                            7

     "German Chattel Mortgage Agreement" means each of the Agreements on Chattel Mortgage among (i) Becker GMBH and
Obligor, (ii) Harman Audio Electronic Systems GMBH and Obligor,
(iii) Obligor and Obligee and (iv) Obligee and Security Trustee in the forms attached hereto as Exhibits G-1, G-2, G-3, and G-4.
     "Guaranty Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another
Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, derivative instrument or other obligations (the
"primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guaranty Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) obligations of the Obligor or any of its Subsidiaries under arrangements entered into in the ordinary course of business whereby Obligor or such Subsidiary sells inventory to other
Persons under agreements obligating Obligor or such Subsidiary to repurchase such inventory, at a price not exceeding the original sale price, upon the occurrence of certain specified events.
     "Governmental Entity" means any Federal, state, municipal or other governmental department, commission, board, bureau, agency, central bank or instrumentality or any court, in each case whether of the United States or any foreign country.
     "Illegality Event" has the meaning set forth in Section 5.5.9 of the Participation Agreement.
     "Indebtedness" means of any Person at any date, all indebtedness or obligations of such Person (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), as reflected on the balance sheet of such Person prepared in accordance with GAAP.
     "Interim Term" for each Item of Equipment means the period commencing on the Acceptance Date for such Item (unless the Acceptance Date is the Basic Term Commencement Date, in which case there shall be no Interim Term for such Item) and ending on the date immediately prior to the Basic Term Commencement Date.


                           8

     "Item of Equipment" or "Item" means any of the items of Equipment separately identified on any of the Schedules of Equipment attached to the Equipment Agreement Supplements now or hereafter made a part of the Equipment Agreement.
     "Lender" means Four Winds Funding Corporation, a Delaware corporation, and its permitted successors and assigns.
     "LC Reimbursement Security Agreement" means the
Reimbursement Security Agreement between Obligee and LC Issuer dated as of September 30, 1999.
     "LC Issuer" means BTM Capital Corporation, a Delaware
Corporation and its permitted successors and assigns.
     "LC Issuer Option" has the meaning set forth in Section 9A.1 of the Participation Agreement.
     "Lender Available Commitment" means, at any time during a Commitment Period, an amount equal to the excess, if any, of the Commitment less the aggregate of the initial principal balances of all Loans previously made.
     "LIBOR" means, in relation to any period, the rate for deposits in Dollars for that period which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the second LIBOR Banking Day before the first day of the relevant period; provided that if such rate does not appear on the Telerate Screen Page 3750, LIBOR shall mean the rate for deposits of an amount comparable to the aggregate of the Unamortized Debt Balances then financed or refinanced by Lender by loans on the London interbank Dollar market for that period determined by Lender to be the LIBOR rate offered by Agent to leading banks in the London Eurodollar interbank market at 11:00 a.m. London time on the second LIBOR Banking Day before the first day of the relevant period for that relevant period adjusted for any reserve requirements in effect on the first day of such period.
     "LIBOR Banking Day" means any day other than a day on which banking institutions in the State of New York or the City of London are authorized by law to close.
     "LIBOR Margin" means, at any time, the liquidity margin then applicable set forth in Schedule 2 to the Participation Agreement, expressed as an annual percentage rate calculated to the seventh decimal place.
     "LIBOR Rate" means the sum of LIBOR plus the LIBOR Margin.
     "Lien" means liens, mortgages, encumbrances, pledges, charges and security interests of any kind.
     "Liquidity Facility" means (i) Liquidity Asset Purchase Agreement dated as of September [30], 1999, among Lender, as issuer, Commerzbank, as liquidity agent for the


                            9
purchasers thereunder, and the purchasers and (ii) any other agreement hereafter entered into by Lender providing for the sale by Lender of undivided participation or ownership interests in the Note or Notes (or portions thereof) or the making of loans or other extensions of credit to Lender to support all or part of Lender's payment obligations under the Commercial Paper Notes or to provide alternate means of funding
Lender's investments in, or in the making of, the Loans.
     "Liquidity Provider" means Commerzbank and any other Permitted
Lender Assignee that extends credit to or for the account of Lender or any other Liquidity Provider (whether by means of a loan or advance, the acquisition of an interest in the Note or Notes or otherwise) or that has a commitment to do the foregoing, in each case, under the Liquidity Facility or pursuant to a participation in an interest in the Liquidity Facility.
     "Loan" has the meaning set forth in Section 5.1 of the Participation Agreement.
     "Loan Commitment Fee" means the commitment fee payable to Lender pursuant to Section 5.5.3 of the Participation Agreement.
     "Loan Default" means an event, which with the giving of notice or lapse of time or both, would become a Loan Event of Default.
     "Loan Documents" means the Participation Agreement, Notes and
Security Documents.
     "Loan Event of Default" has the meaning set forth in section 5.10 of the Participation Agreement.
     "Majority Lenders" means Lenders in the aggregate holding Notes representing more than 50% of the aggregate outstanding principal balances of the Loans with each Lender being able to vote all or any portion of its outstanding principal balance.
     "Material Obligation" means any capitalized lease, derivative instrument or Guaranty Obligation.
     "Maturity Date" for each Loan means the earlier of (a) the last day of the third Renewal Period for the Items of Equipment financed with the Loan proceeds and (b) such earlier date on which such Loan becomes due and payable under the Participation Agreement.
     "Maximum Acquisition Cost" means initially for the period from the Closing Date to June 30, 2000, $90,000,000 and thereafter the amount specified as such on the latest Exhibit A.
     "Maximum Obligor Risk Amount" for any Item of Equipment on any date of determination shall mean an amount obtained by multiplying (a) the percentage set forth in the Equipment Agreement Supplement for such Item under the caption "Maximum Obligor Risk


                            10

Percentage" applicable to the Basic Term or Renewal Term in effect on such date, by (b) the Acquisition Cost for such Item.
     "Maximum Obligee Risk Amount" for any Item of Equipment on any date of determination shall mean an amount obtained by multiplying (a) the percentage set forth in the Equipment Agreement Supplement for such Item under the caption "Maximum Obligee Risk Percentage" applicable to the Basic Term or Renewal Term in effect on such date, by (b) the Acquisition Cost for such Item.
     "Multi-Currency Credit Agreement" means the Multi-Currency, Multi-Option Credit Agreement dated as of September 30, 1994 among Obligor, Chemical Securities Inc., Nationsbank of North Carolina N.A., Chemical Bank and the several lenders party thereto as amended from time to time prior to the date hereof, and if such is no longer in effect, any other credit agreement or loan agreement which provides Obligor and all or some of its subsidiaries with their primary source of working capital borrowings and if there is no such credit agreement or loan in effect then such last agreement or loan as in effect immediately prior to its termination or expiration.
     "Multi-Currency Negative Covenants" means each and every financial and negative covenant contained in the Multi-Currency Credit Agreement (other than covenants (a) for the maintenance of a ratio of Consolidated Total Debt to Consolidated Capitalization, (b) for the maintenance of an EBITDA Ratio or (c) restricting mergers, consolidations, amalgamations, liquidation, winding up or dissolutions) as such covenants are in effect from time to time, which, as of the date hereof, are contained in Section 10 of the Multi-Currency Credit Agreement.
     "Net Proceeds of Sale" means with respect to each Item of Equipment sold by Obligee to a third party pursuant to Section 25.3 of the Equipment Agreement, the net amount of the proceeds of sale of such Item, after deducting from the gross proceeds of such sale (a) all sales taxes and other taxes (excluding income taxes on or measured by Obligee's income) as may be applicable to the sale or transfer of such Item, (b) all fees, costs and expenses of such sale incurred by Obligee and (b) any other amounts for which, if not paid, Obligee would be liable or which, if not paid, would constitute a Lien on such Item.
     "Non-Renewal Item of Equipment" means each Item of Equipment with respect to which the Equipment Agreement is not renewed at the end of the Basic Term or any Renewal Term pursuant to timely notice to Obligee in accordance with the provisions of Section 25.1 of the Equipment Agreement.
     "Note" has the meaning set forth in Section 5.3 of the Participation Agreement.
     "Obligee" means State Street Bank and Trust Company of
Connecticut, a national banking association not in its individual capacity by solely as trustee and its permitted successors and assigns.


                                11

     "Obligee Available Commitment" means, at any time during a Commitment Period, an amount equal to the excess, if any, of (a) the Maximum Acquisition Cost for such Commitment Period less (b) the aggregate of the Acquisition Costs of all Items of Equipment first financed during such Acquisition Period.
     "Obligee Indemnified Person" means each of Trust Company,
Owner Participant, LC Issuer, Lender, Agent, Security Trustee, any Liquidity Provider and any Assignee, their successors and assigns and each of their respective officers, directors, employees, beneficiaries, stockholders, agents and servants.
     "Obligor" means Harman International Industries, Incorporated and its permitted successors and assigns.
     "Obligor Indemnified Person" means each Obligee Indemnified
Person and Obligee, its successors and assigns and each of their respective officers, directors, employees, beneficiaries, stockholders, agents and servants.
     "Operative Documents" means the Participation Agreement, the
Notes, the Cross Receipts, the Equipment Agreement, all Equipment Agreement Supplements, the Liquidity Facility, the Program
Administration Letter, the Trust Agreement, the LC Reimbursement
Security Agreement, the letter agreement between Obligor and Obligee concerning the initial Equity Rate for the first Funding Date and the Security Documents and in each case, all exhibits and supplements thereto, and all notices, consents, certificates and other documents from time to time issued or entered into pursuant to or in connection therewith; in each case as amended and modified from time to time.
     "Optional Alteration" has the meaning given set forth in Section 12 of the Equipment Agreement.
     "Outstanding Debt Amount" with respect to each Item of Equipment means the Debt Component therefor less the aggregate of all Debt Amortization Payments, all payments on account of Casualty Loss
Value and all Deficiency payments and all payments made by Obligor to Obligee in accordance with Section 26.2 of the Equipment
Agreement paid by Obligor to Obligee with respect to such Item.
     "Overdue Rate" means the Applicable Debt Rate at the time in effect plus two (2) percent (200 basis points).
     "Owner Participant" means Bank of Tokyo-Mitsubishi Trust
Company, a New York trust company, and its permitted successors and assigns.
     "Participation Agreement" means the Participation Agreement dated as of September 30, 1999 among Obligor, Obligee, Lender and Owner Participant, and Security Trustee as amended and modified from time to time in accordance with the terms thereof.


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
     "Payment and Amortization Schedule" for each Loan means the payment and amortization scheduled attached to the Related Note.
     "Payment Date" means January 20, 2000,  March 20, 2000 and the
20th of each June, September, December and March thereafter, provided however, if any such date is not a LIBOR Banking Day, then the Payment Date shall be the next LIBOR Banking Day.
     "Permitted Lender Assignee" means any "accredited investor" under Rule 501(a) of the Securities Act of 1933, as amended, which is either a bank, insurance company, mutual fund, trust company, employee benefit plan (as defined in ERISA), or savings and loan company, in each case having total assets of at least $200,000,000 or LC Issuer upon exercise of the LC Issuer Option.
     "Permitted Lien" means Liens created or granted by Obligee in connection with the Participation Agreement or the LC Reimbursement Security Agreement and any Lien of a mechanic, material-man, carrier, employee or other similar Lien arising in the ordinary course of business by statute or by operation of law, in respect of obligations that are not overdue or that are being contested in good faith by appropriate proceedings.
     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or Governmental Entity, agency or political subdivision thereof.
     "Prepayment Premium" means with respect to any repayment of a Loan in whole or in part on any day other than a Payment Date the amount (if any) by which (a) the amount of interest payable on the next Payment Date on the amount of the Loan which is repaid, but for it having been so repaid, exceeds (b) the aggregate of the amount of interest accrued to the date such amount is repaid and an amount equal to AR x D x R, where AR equals the amount which is repaid, D equals the number of days from the date of repayment to the next Payment
Date and R equals (i) for each Loan or portion thereof accruing interest at the Commercial Paper Rate, the rate earned by Lender by reinvesting the amount repaid in such interest bearing short term investments as Lender may select in its sole discretion or (ii) for each Loan or portion thereof accruing interest at the LIBOR Rate, the rate per annum at which the Lender concerned is offering or would offer in the London Interbank Market (based on commercially reasonable criteria) for Dollar deposits of leading banks in an amount substantially equal in the amount repaid for a period from such date to the next Payment Date.
     "Program Administration Letter" means that certain Program Administration and Fee Letter between Obligor, Obligee, Owner
Participant and Lender of even date herewith, as amended and modified from time to time in accordance with the terms thereof.
     "Redelivery Location" means, with respect to any Item of Equipment that is to be returned by Obligor to Obligee, a location or locations designated by Obligee.


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
     "Related Exhibit A" means, with respect to an Item of Equipment, the particular numbered Exhibit A now or hereafter attached to the Equipment Agreement and made a part thereof to which such Item relates as specified in Section 4 of the Equipment Agreement.
     "Related Equipment Agreement Supplement" means, with respect to an Item of Equipment, the particular numbered Equipment Agreement Supplement on which that Item is identified.
     "Related Note" means with respect to any Loan, the Note therefor, and with respect to any Item of Equipment, the Note issued by Obligee to finance or refinance the Debt Portion of the Acquisition Cost therefor.
     "Renewal Term" for each Item of Equipment means each twelve (12) month period following the end of the Basic Term for such Item with respect to which Obligor has the option to renew the Equipment
Agreement pursuant to Section 25.1 of the Equipment Agreement, terminating on the Payment Date that occurs in the twelfth month of such Renewal Term.
     "Required Alteration" has the meaning set forth in Section 12 of the Equipment Agreement.
     "Responsible Officer" means the chief executive officer, the president, the chief financial officer, the Chief operating officer or the vice president for financial or legal affairs of Obligor.
     "Restricted Subsidiary" means any Subsidiary identified as a "Restricted Subsidiary in the Multi-Currency Credit Agreement.
     "Secured Obligations" has the meaning set forth in Section 12 of the Participation Agreement.
     "Security Documents" means the UCC financing statements referenced in Section 2.1(g) of the Participation Agreement, the French Commercial Pledge Agreements, the German Chattel Mortgage
Agreements, the English Debentures, and Subsidiary Equipment
Agreements.
     "Security Trustee" means Commerzbank.
     "Standard & Poor's" means Standard & Poor's Rating Service, a Division of McGraw Hill Companies, Inc. and any successor or assign.
     "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation,


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
partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
     "Subsidiary Equipment Agreement" has the meaning set forth in
Section 14.1 of the Equipment Agreement.
     "Supplemental Payments" means all amounts, liabilities and obligations which Obligor assumes or agrees to pay hereunder to Obligee or others, including payments of Casualty Loss Value, Estimated Residual Value and indemnities, but excluding Equipment
Payment.
     "Taxes" has the meaning set forth in Section 8.2 of the Participation Agreement.
     "Term" for each Item of Equipment means the period from and including the Acceptance Date thereof and ending on the last day of the Basic Term thereof or, if renewed, the last Renewal Term thereof.
     "Termination Date" for each Item of Equipment means the last day of the Basic Term therefor, or if the Term of such Item has been renewed pursuant to Section 25.1 of the Equipment Agreement, the last day of the then current Renewal Term of such Item.
     "Transfer Option Amount" has the meaning set forth in Section 25.2 of the Equipment Agreement.
     "Trust" means the trust created by the Trust Agreement.
     "Trust Agreement" means that certain Trust Agreement by and between Trust Company and Owner Participant, dated as of September
, 1999, as amended, supplemented or modified from time to time.
     "Trust Company" means State Street Bank and Trust Company of Connecticut, National Association, a national banking association, and its successors and assigns, each in its individual capacity.
     "Trust Company Liabilities" has the meaning set forth in Section
6.11 of the Trust Agreement.
     "Trust Estate" means all of the estate, right, title and interest of Obligee, solely in its capacity as Owner Trustee under the Trust Agreement, and as Obligee in and to the Participation Agreement and the Equipment Agreement and all documents related hereto and to the Equipment, and all proceeds thereof, including, without limitation, all Equipment Payment, insurance proceeds and Supplemental Payments, but excluding any Excepted Payments.
     "UCC" means the Uniform Commercial Code, as in effect in any applicable jurisdiction.

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
     "Unamortized Debt Balance" for any Item of Equipment means the amount calculated by multiplying the unpaid principal balance of the Related Loan by a fraction, the numerator of which is the Acquisition Cost of such Item of Equipment and the denominator is the aggregate of all Acquisition Costs for Items of Equipment (including such Item of Equipment with respect to which such calculation is being made) acquired by Obligee with the proceeds of such Related Loan and at the time subject to the Equipment Agreement.
     When used in any Operative Document the words "this Agreement", "herein", "hereunder", "hereof" or other like words mean and include such Operative Document and each amendment and supplement thereto, and with respect to the Equipment Agreement, each Exhibit A, each Equipment Agreement Supplement. All references to sections, schedules and exhibits in any Operative Document are to sections, schedules and exhibits in or to such Operative Document unless otherwise specified. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect from time to time in the United States. All words importing any gender shall be deemed to include the other gender. All references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to. Unless otherwise specified, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, modifications and supplements thereto.


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